NSAR ITEM 77O

                              VKAC Comstock Fund
                              10f-3 Transactions



UNDERWRITING #   UNDERWRITING             PURCHASED FROM   AMOUNT OF SHARES   % OF UNDERWRITING   DATE OF PURCHASE
                                                               PURCHASED

      1          Nationwide Financial
                 Services                  First Boston             60,500         0.295%             03/05/97
      2          Hartford Life, Inc.       Fox-Pitt Keiton             200         0.001%             05/21/97
      3          Hartford Life, Inc.       Piper Jaffray             2,000         0.009%             05/21/97
      4          Hartford Life, Inc.       Goldman Sachs            43,100         0.187%             05/21/97
      5          Santa Fe International
                 Corp.                     Goldman Sachs           107,700         0.308%             06/09/97
      6          Electricidade de
                 Portugal                  Goldman Sachs            59,500         0.073%             06/16/97
      7          ENI                       First Boston            174,000         1.160%             06/30/97
      8          Liberty Financial
                 Companies                 Merrill Lynch            57,000         2.280%             07/17/97
      9          Steel Dynamics Inc.       Paine Webber             12,000         0.143%             08/13/97
     10          Steel Dynamics Inc.       McDonald & Co.           39,000         0.464%             08/13/97
     11          Steel Dynamics Inc.       Salomon Brothers         10,000         0.119%             08/13/97
     12          Steel Dynamics Inc.       Paine Webber             75,000         0.893%             08/13/97
     13          Steel Dynamics Inc.       Donaldson, Lufkin &
                                           Jenrette                 50,000         0.595%             08/13/97
     14          Avis Rent A Car, Inc.     Bear Stearns             75,000         0.385%             09/23/97
     15          Endesa                    Merrill Lynch           364,400         1.402%             10/21/97


Other Firms participating in Underwriting:

Underwriting for #1
-------------------

Credit Suisse First Boston
Morgan Stanley & Co., Incorporated
Merrill Lynch, Peirce, Fenner & Smith Incorporated
Bear, Stearns & Co., Inc.
Alex, Brown & Sons Incorporated
Dean Witter Reynolds, Inc.
Deutsche Morgan Grenfell Inc.
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Invemed Associates, Inc.
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Oppenheimer & Co., Inc.
Paine Webber Incorporated
Salomon Brothers Inc.
Schroder Wertheim & Co., Incorporated
Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Conning & Company
Advest, Inc.
M.R. Beal & Company
Sanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
Dain Bosworth Incorporated
Doley Securities, Inc.
Dowling & Partners Securities, LLC
Everen Securities, Inc.
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Ladenburg, Thalmann & Co. Inc.
WR Lazard, Laidlaw Inc.
McDonald & Company Securities, Inc.
Neuberger & Berman LLC

Underwriting for #1 (con't)
---------------------------

The Ohio Company
Ormes Capital Markets, Inc.
Paulsen Securities
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Sands, Brothers & Co., Ltd.
Stephens Inc.
Trilon International Inc.
Utendahl Capital Partners, L.P.

Underwriting for #2, 3 & 4
--------------------------

Goldman, Sachs & Co.
Dean Witter Reynolds, Inc.
Merrill Lynch & Co.
Morgan Stanley & Co., Incorporated
Smith Barney Inc.
J.C. Bradford & Co.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Piper Jaffray Inc.
Principal Financial Securities, Inc.
Prudential Securities Incorporated
Sutro & Co., Incorporated
Wheat, First Securities, Inc.
Lehman Brothers Inc.
Paine Webber Incorporated
Conning & Company
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
Dowling & Partners Securities, LLC
Fox-Pitt, Kelton Inc.
Janney Montgomery Scott Inc.

Underwriting for #2, 3 & 4 (con't)
----------------------------------

Neuberger & Berman LLC
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Stephens Inc.

Underwriting for #5
-------------------

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Salomon Brothers Inc.
Wasserstein Perella Securities, Inc.
Simmons & Company International
Advest, Inc.
Robert W. Baird & Co. Incorporated
Crowell, Weedon & Co.
Jefferies & Company, Inc.
Johnson Rice & Company LLC
Edward D. Jones & Co., LP
Principal Financial Securities, Inc.
Rauscher Pierce Refsnes, Inc.
Sanders Morris Mundy Inc.
Scott & Stringfellow, Inc.
Southcoast Capital Corporation
Stephens Inc.

Underwriting for #6
-------------------

Goldman Sachs & Co.
ABN AMRO Chicago Corporation
Lehman Brothers, Inc.
Merrill Lynch & Co.
A.G. Edwards & Sons, Inc.
Morgan Stanley & Co., Incorporated

Underwriting for #6 (con't)
---------------------------

Prudential Securities Incorporated
Advest, Inc.
Dain Bosworth Incorporated
Edward D. Jones & Co., L.P.
McDonald & Company Securities, Inc.
Nesbitt Burns Securities Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated

Underwriting for #7
-------------------

Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Lehman Brothers Inc.
Merrill Lynch, Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Inc.
SBC Warburg Inc.
Istituto Mobiliare Italiano
Smith Barney Inc.
ABN AMRO Chicago Corp.
Alex, Brown & Sons Inc.
Deutsche Morgan Grenfell Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Fahnestock & Co., Inc.
Petrie Parkman & Co.
RBC Dominion Securities Corp.
Schroder Wertheim & Co., Inc.
Scotia Capital Markets Inc.

Underwriting for # 8
--------------------

Merrill Lynch, Inc.
Goldman, Sachs & Co.
PaineWebber Inc.
Fox-Pitt, Kelton Inc.
A.G. Edwards & Sons Inc.

Underwriting for #8 (con't)
---------------------------

Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
Furman Selz LLC
The Robinson-Humphrey Company, Inc.
M.J. Wjitmann & Co., Inc.

Underwriting for #9, 10, 11, 12 & 13
------------------------------------

Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
McDonald & Company Securities, Inc.
Salomon Brothers, Inc.

Underwriting for #14
--------------------

Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
Lehman Brothers Inc.
Montgomery Securities
Robertson, Stephens & Company LLC
Blaylock & Partners, L.P.
Chase Securities Inc.
ABN AMRO Chicago Corporation
BT Alex, Brown  Inc.
Cowen & Company
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Furman Selz LLC
Lazard Freres & Co. LLC
Merrill Lynch, Inc.

Underwriting for #14 (con't)
----------------------------

J.P. Morgan Securities, Inc.
Morgan Stanley & Co., Inc.
Salomon Brothers Inc.
Smith Barney Inc.
Arnhold and S. Bleichroeder, Inc.
Gaines, Berland Inc.
McDonald & Company Securities, Inc.
Ormes Capital Markets, Inc.
Raymond James & Associates, Inc.
Sturdivant & Co., Inc.

Underwriting for #15
--------------------

Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
PaineWebber Incorporated
Salomon Brothers Inc.
Santander Investment Securities Inc.
BBV LatInvest Securities Inc.
A.G. Edwards & Sons, Inc.
J.P. Morgan Securities Inc.
Prudential Securities Incorporated
Schroder & Co., Inc.
CIBC Wood Gundy Securities Inc.
Robert W. Baird & Co. Incorporated
EVEREN Securities, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Inc.
McDonald & Company Securities, Inc.
Piper Jaffray Inc.
Wheat, First Securities, Inc.